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                                                                Exhibit (10)(14)

                                 AMENDMENT NO. 1

                                       TO

                        CENTRAL RESERVE LIFE CORPORATION
                         COMMON SHARES PURCHASE WARRANT


                  THIS AMENDMENT is made as of the 30th day of March, 1998 by and between Turkey Vulture Fund XIII, Ltd. ("Warrantholder") and Central Reserve Life Corporation, an Ohio corporation (the "Corporation").

                  WHEREAS, the Company has issued to the Warrantholder that certain Central Reserve Life Corporation Common Shares Purchase Warrant, dated as of December 16, 1997 (the "Warrant"); and

                  WHEREAS, the parties hereto desire to amend the Warrant to extend the date by which the Company must file a registration statement to effect registration of the resale of the Warrant Shares (as such term is defined in the Warrant).

                  NOW THEREFORE, in consideration of the mutual promises and conditions of this Amendment, and other good and valuable consideration, the parties hereto agree as follows:

                  1. The first sentence of paragraph 7 of the Warrant is hereby amended and restated in its entirety to read as follows:

                           7. REGISTRATION STATEMENT. The Company shall, at its
                  expense, file a registration statement with the United States Securities and Exchange Commission to effect the registration of the resale of the Warrant Shares under the Securities Act within 30 days after the earlier to occur of (i) the closing of the transactions contemplated by that certain Amended and Restated Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of March 30, 1998, by and among Strategic Acquisition Partners, LLC, Insurance Partners, L.P., Insurance Partners Bermuda (Offshore), L.P. and the Company or
                  (ii) the termination of the Stock Purchase Agreement; PROVIDED that the Warrantholder shall not sell any Warrant Shares pursuant to such registration statement unless and until it provides to the Company such information as the Company may reasonably request for use in connection with the identification of the Warrantholder as a selling stockholder in such registration statement or prospectus.

                  2. Except as specifically amended herein, the Warrant shall remain in full force and effect.


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                  3. This Amendment shall be governed by and construed in
  accordance with the internal substantive laws of the State of Ohio applicable to contracts made and to be performed wholly within said State.

                  4. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed as of the date first above written.



                                   Turkey Vulture Fund XIII, Ltd.


                                   By: /s/ Richard M. Osborne
                                       ------------------------------
                                            Richard M Osborne
                                            Manager


                                   Central Reserve Life Corporation


                                   By: /s/ Fred Lick, Jr.
                                       -------------------------------
                                   Its:  Chairman and C.E.O.
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